Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of April 18, 2024, by and among:
BIG LOTS, INC., an Ohio corporation (the “Company”);
each of the other Subsidiary Borrowers and other Loan Parties referred to on the signature pages hereof (collectively, with the Company, the “Loan Parties”);
PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”) for the Secured Parties; and the Lenders referred to on the signature pages hereof.
W I T N E S S E T H:
A.WHEREAS, reference is made to a certain Credit Agreement, dated as of September 21, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and, as further amended pursuant to this Amendment, the “Amended Credit Agreement”), by and among (i) the Company, (ii) each of the Subsidiary Borrowers from time to time party thereto, (iii) the other Loan Parties from time to time party thereto, (iv) the Lenders from time to time party thereto, and (v) the Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement;
B.WHEREAS, the Loan Parties desire to enter into a Credit Agreement and related documents, instruments and agreements with, among others, 1903P Loan Agent, LLC, as term loan agent (the “Term Agent”) and the lenders party thereto and has asked that the Agent and Lenders make certain amendments to the Existing Credit Agreement in connection therewith;
C.WHEREAS, the Loan Parties, the Agent, and the Required Lenders have agreed to amend certain terms and conditions of the Existing Credit Agreement on the terms, and subject to the conditions, set forth herein.
D.NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
AMENDMENTS TO CREDIT AGREEMENT.
Section 1.1 Defined Terms. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein.
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Section 1.2 Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Article 2 below, the Existing Credit Agreement is amended as follows:
(a)the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the changed pages to the Amended Credit Agreement attached as Annex I hereto.
(b)Exhibit B (Form of Borrowing Base Certificate) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex II attached hereto.
(c)Exhibit C (Form of Borrowing Request) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex III attached hereto.
(d)Exhibit D (Form of Compliance Certificate) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex IV attached hereto.
(e)Exhibit E (Form of Interest Election Request) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex V attached hereto.
(f)Schedules 3.10(a) (Real Property), 3.11 (Insurance) and 3.19 (Credit Card Arrangements) are hereby amended and restated in their entirety as set forth on Schedule I attached hereto.
(g)MIRE Events. Each of the parties hereto acknowledges and agrees that notwithstanding anything to the contrary contained in the Credit Agreement, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Commitments or Loans (including the provision of Section 2.19 of the Credit Agreement) or any other incremental or additional credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans, or (iii) the issuance, renewal or extension of Letters of Credit shall be subject to and conditioned upon: (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Properties as required by the Flood Laws and as otherwise reasonably required by the Agent and (2) the Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance have been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed).
ARTICLE 2
CONDITIONS TO EFFECTIVENESS.
Section 2.1 Conditions Precedent to Effectiveness. This Amendment shall be effective when each of the following conditions shall be satisfied (the date of such effectiveness, the “First Amendment Effective Date”):

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(a)the Agent shall have received each of the following, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail), subject to Section 9.06 of the Existing Credit Agreement (followed promptly by originals) unless otherwise specified or permitted by the Existing Credit Agreement:
(i)this Amendment, duly executed by the Company, the other Loan Parties, the Agent, and Lenders constituting the Required Lenders;
(ii)the First Amendment Fee Letter dated as of the date hereof, by and among the Company, the Agent and PNC Capital Markets LLC (the “First Amendment Fee Letter”);
(iii)the Term Loan Agreement, in form and substance reasonably satisfactory to the Agent, duly executed by the Term Agent, the lenders party thereto and the Loan Parties, which Term Loan Agreement shall provide for committed delayed draw term loans of at least $150,000,000, and copies of each other Term Document executed in connection with the Term Loan Credit Agreement;
(iv)(a) contemporaneously herewith, the Borrowers shall have received at least $50,000,000 of gross proceeds from the Term Loan made pursuant to the Term Loan Agreement, (b) a Responsible Officer of the Company shall have delivered a certificate to the Agent, in form and substance reasonably satisfactory to the Agent, which certificate shall attach the Term Loan Agreement and all other material Term Documents and certify that such documents are true, correct and complete copies of all such Term Documents, and (c) the Term Documents shall be in full force and effect and no default or event of default shall exist under the Term Documents, or would result from the consummation of the transactions contemplated hereby;
(v)a budget and forecast (including monthly projected consolidated balance sheets, income statements and cash flow statements, Consolidated EBITDA and Availability) of the Company and its Subsidiaries for each month through February 1, 2025 (the “First Amendment Projections”), which budget and forecast shall be in form and substance reasonably satisfactory to the Agent;
(vi)(a) a Borrowing Base Certificate, and (b) a Term Borrowing Base Certificate, each dated as of the First Amendment Effective Date, relating to the fiscal month ended on March 30, 2024 and in form and substance reasonably satisfactory to the Agent;
(vii)the Intercreditor Agreement duly executed by the Term Agent and the Agent and agreed to and acknowledged by the Loan Parties, in form and substance acceptable to Agent in its Permitted Discretion;
(viii)the Amended and Restated Security Agreement dated as of the date hereof, by the Loan Parties in favor of the Agent;
(ix)the Amendment to Intercompany Subordination Agreement, dated as of the date hereof, by and among the Loan Parties for the benefit of the Agent;

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(x)the perfection certificate, in form and substance reasonably satisfactory to the Agent, executed by each of the Loan Parties;
(xi)the Trademark Security Agreement and the Copyright Security Agreement, each in form and substance reasonably satisfactory to the Agent, executed by the applicable Loan Party, as grantor thereunder, which agreements will be filed concurrently herewith;
(xii)UCC-3 amendments to the Agent’s existing UCC-1 financing statements, in form and substance reasonably satisfactory to the Agent, amending the collateral description to reflect an “all asset” filing, which amendments will be filed concurrently herewith;
(xiii)a favorable written opinion, in form and substance reasonably satisfactory to the Agent, of (a) Vorys, Sater, Seymour and Pease LLP, counsel to the Loan Parties, (b) Morgan Lewis & Bockius LLP, California counsel to the Loan Parties, and (c) Bradley, Arant, Boult Cummings LLP, Alabama counsel to the Loan Parties;
(xiv)a certificate of a Responsible Officer of each Loan Party, dated as of the date hereof, (a) attesting to the resolutions of such Loan Party’s board of directors, members or other body authorizing its execution, delivery, and performance of the Loan Documents to which it is a party, and authorizing specific officers of such Loan Party to execute the same, (b) attesting to the incumbency and signatures of such specific officers of such Loan Party, (c) attaching copies of such Loan Party’s organizational documents, and (d) attaching copies of a certificate of status with respect to such Loan Party, dated within thirty (30) days of the First Amendment Effective Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization or registration of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction (or other similar status, as applicable);
(xv)a certificate, signed by a Responsible Officer of the Borrower Representative, dated as of the date hereof (a) stating that no Default has occurred and is continuing or will arise after giving effect to this Amendment, (b) stating that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of such date (it being understood and agreed that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), (c) certifying any other factual matters as may be reasonably requested by the Agent, (d) certifying that all regulatory approvals, licenses and consents required for the delivery and performance by any Loan Party of any Loan Document and the enforceability of any Loan Document against such Loan Party is in full force and effect and none other is so required or necessary, (e) certifying that each Loan Party is in material compliance with all applicable federal, state, local or territorial regulations, and (g) certifying that the Loan Parties are Solvent as of the First Amendment Effective Date after giving effect to the transactions contemplated hereby (including, without limitation, the incurrence of the Term Loan);
(xvi)a Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Loan Parties, together with such other documentation

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as the Agent shall reasonably request, in order to enable the Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB;
(b)after giving effect to this Amendment, the Borrowers shall be in compliance with the Revolving Exposure Limitations; and
(c)all reasonable and documented expenses incurred by the Agent (including the reasonable and documented fees and expenses of counsel to the Agent) shall have been paid in full by the Company as and to the extent required to be paid by, and in accordance with, the terms of Section 9.03 of the Existing Credit Agreement, including, without limitation, all amounts due under the First Amendment Fee Letter.
ARTICLE 3
CONDITIONS SUBSEQUENT
Section 3.1 Each party hereto agrees that not later than the times specified in the subsections of this Section 3 below, the Company shall satisfy, or shall cause to be satisfied, each of the following conditions subsequent, in each case in form and substance reasonably acceptable to the Agent:
(a)(i) Within sixty (60) days after the First Amendment Effective Date (or such longer period as the Agent may agree), deliver to the Agent a mortgage or deed of trust, as applicable, in favor of the Agent, and (ii) within the time period specified therein, the other deliverables listed on Schedule II attached hereto, provided, that no mortgage or deed of trust will be executed unless and until the conditions set forth in Section 5.14(c) of the Credit Agreement have been satisfied.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES.
Section 4.1 The Loan Parties hereby represent as follows: (1) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the First Amendment Effective Date (except that (A) any representation or warranty which by its terms is made as of a specified date are true and correct in all material respects only as of such specified date, and (B) any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), (2) no Default or Event of Default exists as of the First Amendment Effective Date, and (3) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary organizational action and do not and will not (i) violate any Requirement of Law applicable to any Loan Party or any Subsidiary; or (ii)  violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, except to the extent such violation, default, or payment, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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ARTICLE 5
MISCELLANEOUS.
Section 5.1 This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an original, manual signature, or (ii) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature. Each faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and shall include the relevant certificate of completion for the relevant notice of update.
Section 5.2 This Amendment constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
Section 5.3 Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.4 This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Ohio, but giving effect to federal laws applicable to national banks.
Section 5.5 The Amended Credit Agreement and the other Loan Documents, after giving effect to this Amendment, shall be and remain in full force and effect in accordance with their terms as amended hereby and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any other Loan Party under the Amended Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each Loan Party hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party, as amended hereby, and each Loan Party hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is a party, as amended hereby.
Section 5.6 Each Loan Party for and on behalf of itself and its legal representatives, successors and assigns, fully, unconditionally, and irrevocably waives, releases, relinquishes and forever discharges the Agent, the Lenders and each of their parents, subsidiaries, and affiliates, its and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assigns, (collectively, the “Released Parties”), of and from any and all manner of action or causes of action,

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suits, claims, liabilities, losses, costs, expenses, demands, judgments, damages (including compensatory and punitive damages), levies and executions of whatsoever kind, nature and/or description arising on or before the date hereof, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, joint or several, fixed or contingent, direct or indirect, contractual or tortious, which the Loan Parties, or their legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of any Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection herewith and any other instruments and agreements executed by the Loan Parties in connection therewith or herewith, arising on or before the date hereof.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first above written.

AGENT:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Paul L. Starman
Name: Paul L. Starman
Title: Vice President
[Signature Page to First Amendment to Credit Agreement]

COMPANY:

BIG LOTS, INC., an Ohio corporation

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

OTHER LOAN PARTIES:

BIG LOTS STORES, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

CONSOLIDATED PROPERTY HOLDINGS, INC., an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

BROYHILL, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

[Signature Page to First Amendment to Credit Agreement]

BIG LOTS MANAGEMENT, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

BIG LOTS STORES – PNS, LLC, a California limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

BIG LOTS STORES – CSR, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

CSC DISTRIBUTION LLC, an Alabama limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

CLOSEOUT DISTRIBUTION, LLC, a Pennsylvania limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

[Signature Page to First Amendment to Credit Agreement]

DURANT DC, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

GAFDC LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

PAFDC LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

INFDC, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

GREAT BASIN LLC, a Delaware limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

[Signature Page to First Amendment to Credit Agreement]

BIG LOTS ECOMMERCE LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

BIG LOTS F&S, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

AVDC, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

WAFDC, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer

BLBO TENANT, LLC, an Ohio limited liability company

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: Executive Vice President, Chief Financial and Administrative Officer
[Signature Page to First Amendment to Credit Agreement]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank and Swingline Lender

By: /s/ Paul Starman
Name: Paul Starman
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

TRUIST BANK, as a Lender

By: /s/ Kathryn Rachor
Name: Kathryn Rachor
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mark Gallagher
Name: Mark Gallagher
Title: Director

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alexandre Adam
Name: Alexandre Adam
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Bank of America, N.A., as a Lender

By: /s/ Geoffrey V. Reisbeck
Name: Geoffrey V. Reisbeck
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Patricia Scudder
Name: Patricia Scudder
Title: ABL Relationship Manager/ Vice President

[Signature Page to First Amendment to Credit Agreement]

MUFG BANK, LTD, as a Lender

By: /s/ Peter Otoki
Name: Peter Otoki
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By: /s/ Mark J. Hattling
Name: Mark J. Hattling
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Annex I
Amended Credit Agreement
(see attached)
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